UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
April 2, 2010

COMVERSE TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

NEW YORK	0-15502	13-3238402

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

810 Seventh Avenue,
New York, New York
10019

(Address of Principal Executive Offices)
(Zip Code)

Registrant’s telephone number, including area code: (212) 739-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                      Other Events

The United States District Court for the Eastern District of New York (the “Court”) preliminarily approved the settlement of certain shareholder derivative actions.  As previously disclosed by the Company in a Current Report on Form 8-K filed on December 18, 2009, the Company entered into a Stipulation of Compromise and Settlement with the parties in the shareholder derivative action captioned In re Comverse Technology, Inc. Derivative Litigation, No. 06-CV-1849 (NGG)(RER) (the “Shareholder Derivative Action”).  On March 25, 2010, the Company entered into a Stipulation of Settlement to settle the shareholder derivative action captioned Levy v. Koren and John Does 1-20, No. 07-CV-0896 (NGG)(RER) (the “Levy Action”), which had been filed in the United States District Court for the Southern District of New York in 2007.  The Levy Action alleges violations of Section 16(b) of the Securities Exchange Act of 1934, as amended, by a former officer of a subsidiary of the Company.  In connection with the settlement of the Shareholder Derivative Action, the Levy Action was transferred to the United States District Court for the Eastern District so that it could be coordinated, solely for settlement purposes, with the Shareholder Derivative Action.

The Court scheduled a consolidated hearing to determine whether to approve the settlements of the Shareholder Derivative Action and the Levy Action (collectively, the “Actions”) for 10:00 a.m. on June 21, 2010 at the United States Courthouse, 225 Cadman Plaza East, Brooklyn, New York 11021, Courtroom 4D.  In addition, the Court required that the Company file the Notice of Pendency and Settlements of Shareholder Actions and of Settlement Hearing (the “Notice”) as an exhibit to this Current Report on Form 8-K as a means of providing notice of the proposed settlements of the Actions to the Company’s shareholders.  The Notice is attached hereto as Exhibit 99.1.

      In addition, the Court has also preliminarily approved the previously disclosed settlement of the shareholder class action captioned In re Comverse Technology, Inc. Securities Litigation, No. CV-06-1825 (NGG) (RER) (the “Class Action”) and has scheduled a hearing for June 21, 2010 to determine whether to finally approve the settlement.  Notice of the settlement of the Class Action and the hearing will be mailed to members of the class and a summary notice will also be published in the Wall Street Journal and posted on a national business wire in the United States and Israel.

The foregoing description does not purport to be complete and is qualified in its entirety by the Notice attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.                      Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description
99.1	Notice of Pendency and Settlements of Shareholder Actions and of Settlement Hearing

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 7, 2010	By:	/s/ Shefali A. Shah
		Name:	Shefali A. Shah
		Title:	Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Notice of Pendency and Settlements of Shareholder Actions and of Settlement Hearing